               Schedule or Computation of Performance Quotations
                      Acadian Emerging Markets Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                                                     Since Inception
                     One Year                           06/17/93
                     --------                           --------

               P   =  $1,000                             $1,000
               T   =   8.724%                             6.223%
               N   =    1.00 years                         3.38 years
               ERV =  $1,807                             $1,226

               Schedule or Computation of Performance Quotations
                    Acadian International Equity Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                                                        Since Inception
                     One Year                              03/29/93
                     --------                              --------

               P   =  $1,000                                $1,000
               T   =  14.131%                                9.475%
               N   =    1.00 years                            3.59 years
               ERV =  $1,141                                $1,385

               Schedule or Computation of Performance Quotations
                            C & B Balanced Portfolio

                                                                      Exhibit 16

1.      Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =    A hypothetical initial payment of $1,000
        T       =    average annual total return
        N       =    number of years
        ERV     =    ending redeemable value at end of the period


                                                        Since Inception
                        One Year        Five Year           12/29/89
                        ---------       ---------       ---------------
        P       =         $1,000          $1,000              $1,000
        T       =         14.702%         10.037%             11.060%
        N       =           1.00 years      5.00 years          6.84 years
        ERV     =         $1,147          $1,613              $2,050

               Schedule or Computation of Performance Quotations
                            C & B Equity Portfolio

                                                                      Exhibit 16

1.      Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =    A hypothetical initial payment of $1,000
        T       =    average annual total return
        N       =    number of years
        ERV     =    ending redeemable value at end of the period


                                                        Since Inception
                        One Year        Five Year            5/15/90
                        ---------       ---------       ---------------
        P       =         $1,000          $1,000              $1,000
        T       =         21.988%         12.450%             13.583%
        N       =           1.00 years      5.00 years          6.47 years
        ERV     =         $1,220          $1,798              $2,279

               Schedule or Computaion of Performance Quotations
                        DSI Disciplined Value Portfolio

                                                                      Exhibit 16

1.      Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =    A hypothetical initial payment of $1,000
        T       =    average annual total return
        N       =    number of years
        ERV     =    ending redeemable value at end of the period


                                                        Since Inception
                        One Year        Five Year           12/12/89
                        ---------       ---------       ---------------
        P       =         $1,000          $1,000              $1,000
        T       =         22.915%         14.825%             11.695%
        N       =           1.00 years      5.00 years          6.89 years
        ERV     =         $1,229          $1,996              $2,143

               Schedule or Computation of Performance Quotations
                   DSI Limited Maturity Bond Portfolio

                                                                      Exhibit 16

1.      Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =    A hypothetical initial payment of $1,000
        T       =    average annual total return
        N       =    number of years
        ERV     =    ending redeemable value at end of the period


                                                        Since Inception
                        One Year        Five Year           12/18/89
                        ---------       ---------       ---------------
        P       =         $1,000          $1,000              $1,000
        T       =          5.344%          5.675%              6.800%
        N       =           1.00 years      5.00 years          6.87 years
        ERV     =         $1,053          $1,318              $1,572

2. Yield (30 days ending October 31, 1996)  Yield = 2[(a-b/cd)+1)/6/-1]

Where a = dividends and interest paid during the period $175,596 b = expenses accrued during the period
                  (net of reimbursements)                           $28,084
             c  = the average daily number of shares outstanding
                  during the period                               3,225,844
             d  = the maximum offering price per share on the
                  last day of the period                              $9.40
         Yield  =       5.91%

               Schedule or Computation of Performance Quotations
                          DSI Money Market Portfolio


                                                                      Exhibit 16

1.      Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =    A hypothetical initial payment of $1,000
        T       =    average annual total return
        N       =    number of years
        ERV     =    ending redeemable value at end of the period


                                                        Since Inception
                        One Year        Five Year           12/28/89
                        ---------       ---------       ---------------
        P       =         $1,000          $1,000              $1,000
        T       =          5.259%          4.062%              4.816%
        N       =           1.00 years      5.00 years          6.85 years
        ERV     =         $1,053          $1,220              $1,380

               Schedule or Computation of Performance Quotations
                          FMA Small Company Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                                                      Since Inception
                     One Year          Five Year          07/31/91
                     --------          ---------          --------

               P   =  $1,000            $1,000             $1,000
               T   =  22.513%           14.554%            15.002%
               N   =    1.00 years        5.00 years         5.26 years
               ERV =  $1,225            $1,973             $2,085

               Schedule or Computation of Performance Quotations
                          ICM Fixed Income Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                                                      Since Inception
                     One Year                            11/03/92
                     --------                            --------

               P   =  $1,000                              $1,000
               T   =   5.168%                              6.312%
               N   =    1.00 years                          3.99 years
               ERV =  $1,052                              $1,277


2.  Yield (30 days ending October 31, 1996)       Yield = 2[(a-b/cd)+1) -1]

Where: a = dividends and interest paid during the period $132,590 b = expenses accrued during the period (net of
                       reimbursements)                                    $9,760
                 c = the average daily number of shares outstanding
                       during the period                               2,316,573
                 d = the maximum offering price per share on the last
                       day of the period                                  $10.36
             Yield = 6.22%

               Schedule or Computation of Performance Quotations
                          ICM Small Company Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                                                      Since Inception
                     One Year          Five Year          04/19/89
                     --------          ---------          --------

               P   =  $1,000            $1,000             $1,000
               T   =  15.616%           18.996%            16.250%
               N   =    1.00 years        5.00 years       754.00 years
               ERV =  $1,156            $2,386             $3,112

               Schedule or Computation of Performance Quotations
                             ICM Equity Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                                                       Since Inception
                     One Year                             10/01/93
                     --------                             --------

               P   =  $1,000                               $1,000
               T   =  26.234%                              16.695%
               N   =    1.00 years                           3.08 years
               ERV =  $1,262                               $1,610

               Schedule or Computation of Performance Quotations
                        McKee Domestic Equity Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                                                        Since Inception
                     One Year                              03/25/95
                     --------                              --------

               P   =  $1,000                                $1,000
               T   =  19.314%                               20.959%
               N   =    1.00 years                            1.00 years
               ERV =  $1,193                                $1,374

               Schedule or Computation of Performance Quotations
                     McKee International Equity Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                                                        Since Inception
                     One Year                              05/26/94
                     --------                              --------

               P   =  $1,000                                $1,000
               T   =   8.293%                                3.959%
               N   =    1.00 years                            2.44 years
               ERV =  $1,083                                $1,099

               Schedule or Computation of Performance Quotations
                        McKee U.S. Government Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                                                    Since Inception
                     One Year                          03/02/95
                     --------                          --------

               P   =  $1,000                            $1,000
               T   =   3.768%                            8.226%
               N   =    1.00 years                        1.67 years
               ERV =  $1,038                            $1,141


2.  Yield (30 days ending October 31, 1996)   Yield = 2[(a-b/cd)+1) -1/6/]

Where: a = dividends and interest paid during the period $129,825 b = expenses accrued during the period (net of
                       reimbursements)                                   $22,007
                 c = the average daily number of shares outstanding
                       during the period                                 158,057
                 d = the maximum offering price per share on the last
                       day of the period                                  $10.58
             Yield = 5.73%

               Schedule or Computation of Performance Quotations
                            NWQ Balanced Portfolio
                              Institutional Class

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                                                        Since Inception
                     One Year                              08/02/94
                     --------                              --------

               P   =  $1,000                                $1,000
               T   =  13.681%                               13.206%
               N   =    1.00 years                            2.25 years
               ERV =  $1,137                                $1,322

               Schedule or Computation of Performance Quotations
                            NWQ Balanced Portfolio
                          Institutional Service Class

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                     Since Inception
                        01/22/96
                        --------

               P   =     $1,000
               T   =      8.603%
               N   =       0.77 years
               ERV =     $1,066

               Schedule or Computation of Performance Quotations
                          NWQ Value Equity Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period

                                                     Since Inception
                     One Year                           09/21/94
                     --------                           --------
               P   =  $1,000                             $1,000
               T   =  22.687%                            19.064%
               N   =    1.00 years                         2.11 years
               ERV =  $1,227                             $1,446

               Schedule or Computation of Performance Quotations
                    Rice, Hall, & James Small Cap Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period

                                                  Since Inception
                     One Year                        07/01/94
                     --------                        --------
               P   =  $1,000                          $1,000
               T   =  19.434%                         31.524%
               N   =    1.00 years                      2.34 years
               ERV =  $1,194                          $1,897

               Schedule or Computation of Performance Quotations
                     SAMI Preferred Stock Income Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =     A hypothetical initial payment of $1,000
        T       =     average annual total return
        N       =     number of years
        ERV     =     ending redeemable value at end of the period


                                          Since Inception
                      One Year                 06/23/92
                      --------                 --------
        P       =      $1,000                    $1,000
        T       =       8.171%                    4.735%
        N       =        1.00 years                4.36 years
        ERV     =      $1,082                    $1,223



SAMI Preferred Stock Income
Taxable Equivalent Yield for the twelve months ended 10/31/96    10.82%

SAMI Preferred Stock Income Portfolio
$20,669 paid to Spectrum Asset Management, Inc. for the year ended 10/31/96.

               Schedule or Computation of Performance Quotations
                            Sirach Equity Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                     Since Inception
                        07/01/96
                        --------

               P   =     $1,000
               T   =      9.800%
               N   =       0.33 years
               ERV =     $1,032

               Schedule or Computation of Performance Quotations
                         Sirach Fixed Income Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                                                       Since Inception
                     One Year                             12/01/93
                     --------                             --------

               P   =  $1,000                               $1,000
               T   =   4.207%                               4.720%
               N   =    1.00 years                           2.92 years
               ERV =  $1,042                               $1,144


2.  Yield (30 days ending October 31, 1996)      Yield = 2[(a-b/cd)+1)-1/6/]

Where: a = dividends and interest paid during the period $106,537 b = expenses accrued during the period (net of
                       reimbursements)                                   $11,962
                 c = the average daily number of shares outstanding
                       during the period                               1,930,928
                 d = the maximum offering price per share on the last
                       day of the period                                   $9.74
             Yield = 6.11%

               Schedule or Computation of Performance Quotations
                            Sirach Growth Portfolio
                              Institutional Class



                                                                      Exhibit 16

1.      Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =    A hypothetical initial payment of $1,000
        T       =    average annual total return
        N       =    number of years
        ERV     =    ending redeemable value at end of the period


                                             Since Inception
                        One Year                 12/01/93
                        ---------            ---------------
        P       =         $1,000                   $1,000
        T       =         24.516%                  13.514%
        N       =           1.00 years               2.92 years
        ERV     =         $1,245                   $1,448

               Schedule or Computation of Performance Quotations
                            Sirach Growth Portfolio
                          Institutional Service Class



                                                                      Exhibit 16

1.      Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =    A hypothetical initial payment of $1,000
        T       =    average annual total return
        N       =    number of years
        ERV     =    ending redeemable value at end of the period

                             Since Inception
                                03/22/96
                                -------
        P       =                $1,000
        T       =                 9.868%
        N       =                  0.61 years
        ERV     =                $1,059

               Schedule or Computation of Performance Quotations
                     Sirach Short-Term Reserves Portfolio


                                                                      Exhibit 16

1.      Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =    A hypothetical initial payment of $1,000
        T       =    average annual total return
        N       =    number of years
        ERV     =    ending redeemable value at end of the period


                                             Since Inception
                        One Year                 12/01/93
                        ---------                --------
        P       =         $1,000                   $1,000
        T       =          5.115%                   4.859%
        N       =           1.00 years               2.92 years
        ERV     =         $1,051                   $1,148

2. Yield (30 days ending October 31, 1996)  Yield = 2[(a-b/cd)+1) -1/6/]

Where a = dividends and interest paid during the period $69,345 b = expenses accrued during the period
                  (net of reimbursements)                            $6,757
             c  = the average daily number of shares outstanding
                  during the period                               1,547,361
             d  = the maximum offering price per share on the
                  last day of the period                             $10.01
         Yield  =       4.90%

               Schedule or Computation fo Performance Quotations
                        Sirach Special Equity Portfolio
                              Institutional Class


                                                                      Exhibit 16

1.      Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =    A hypothetical initial payment of $1,000
        T       =    average annual total return
        N       =    number of years
        ERV     =    ending redeemable value at end of the period


                                                        Since Inception
                        One Year        Five Years         10/02/89
                        ---------       ----------      ---------------
        P       =         $1,000          $1,000            $1,000
        T       =         23.615%         16.124%           16.803%
        N       =           1.00 years      5.00 years        7.08 years
        ERV     =         $1,236          $2,112            $3,005

              Schedule or Computation of Performance Quotations
                        Sirach Special Equity Portfolio
                         Institutional Service Class

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =     A hypothetical initial payment of $1,000
        T       =     average annual total return
        N       =     number of years
        ERV     =     ending redeemable value at end of the period

                      Since Inception
                          3/22/96
                          -------
        P       =          $1,000
        T       =           8.646%
        N       =            0.61 years
        ERV     =          $1,052

               Schedule or Computation of Performance Quotations
                      Sirach Strategic Balanced Portfolio


                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =    A hypothetical initial payment of $1,000
        T       =    average annual total return
        N       =    number of years
        ERV     =    ending redeemable value at end of the period


                                          Since Inception
                     One Year                 12/01/93
                     --------                 --------
        P       =      $1,000                   $1,000
        T       =      15.125%                   9.803%
        N       =        1.00 years               2.92 years
        ERV     =      $1,151                   $1,314

               Schedule or Computation of Performance Quotations
                     Sterling Partners' Balanced Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =    A hypothetical initial payment of $1,000
        T       =    average annual total return
        N       =    number of years
        ERV     =    ending redeemable value at end of the period


                                                     Since Inception
                     One Year        Five Year           03/15/91
                     ---------       ---------       ---------------
        P       =     $1,000          $1,000              $1,000
        T       =     15.516%         10.124%              9.794%
        N       =       1.00 years      5.00 years          5.64 years
        ERV     =     $1,155          $1,620              $1,693

              Schedule or Computation of Performance Quotations
                      Sterling Partners' Equity Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =    A hypothetical initial payment of $1,000
        T       =    average annual total return
        N       =    number of years
        ERV     =    ending redeemable value at end of the period


                                                     Since Inception
                     One Year        Five Years          05/15/91
                     ---------       ----------      ---------------
        P       =      $1,000          $1,000              $1,000
        T       =      24.762%         10.124%             13.113%
        N       =        1.00 years      5.00 years          5.47 years
        ERV     =      $1,248          $1,620              $1,962

               Schedule or Computation of Performance Quotations
             Sterling Partners' Short Term Fixed Income Portfolio


                                                                      Exhibit 16

1.      Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =    A hypothetical initial payment of $1,000
        T       =    average annual total return
        N       =    number of years
        ERV     =    ending redeemable value at end of the period


                                            Since Inception
                        One Year                02/10/92
                        ---------           ---------------
        P       =         $1,000                  $1,000
        T       =          5.514%                  5.178%
        N       =           1.00 years             4.73 years
        ERV     =         $1,055                  $1,269

2. Yield (30 days ending October 31, 1996)  Yield = 2[(a-b/cd)+1)-1]/6/

Where a = dividends and interest paid during the period $117,315 b = expenses accrued during the period
                  (net of reimbursements)                           $10,426
             c  = the average daily number of shares outstanding
                  during the period                               2,333,670
             d  = the maximum offering price per share on the
                  last day of the period                              $9.93
         Yield  =       5.60%

               Schedule or Computation of Performance Quotations
                            TS & W Equity Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                                                     Since Inception
                     One Year                           07/17/92
                     --------                           --------

               P   =  $1,000                             $1,000
               T   =  21.450%                            12.006%
               N   =    1.00 years                         4.29 years
               ERV =  $1,215                             $1,627

               Schedule or Computation of Performance Quotations
                        T S & W Fixed Income Portfolio

                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                                                      Since Inception
                     One Year                            07/17/92
                     --------                            --------

               P   =  $1,000                              $1,000
               T   =   4.403%                              5.860%
               N   =    1.00 years                          4.29 years
               ERV =  $1,044                              $1,277


2.  Yield (30 days ending October 31, 1996)   Yield = 2[(a-b/cd)+1) -1/6/]

Where: a = dividends and interest paid during the period $334,629 b = expenses accrued during the period (net of
                       reimbursements)                                   $42,195
                 c = the average daily number of shares outstanding
                       during the period                               5,950,678
                 d = the maximum offering price per share on the last
                       day of the period                                  $10.30
             Yield = 5.79%

               Schedule or Computation of Performance Quotations
                    T S & W International Equity Portfolio


                                                                      Exhibit 16

1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:  P       =    A hypothetical initial payment of $1,000
        T       =    average annual total return
        N       =    number of years
        ERV     =    ending redeemable value at end of the period


                                     Since Inception
                     One Year           12/19/92
                     ---------          --------
        P       =      $1,000            $1,000
        T       =       8.711%           10.940%
        N       =        1.00 years        3.87 years
        ERV     =      $1,087            $1,495